SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 March 30, 2004
                Date of Report (date of earliest event reported)



                        NATURAL GAS SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)



          Colorado                     1-31398                   75-2811855
----------------------------     ---------------------       -------------------
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
        of incorporation)                                    Identification No.)



2911 SCR 1260, Midland, Texas                                      79706
-----------------------------                                -------------------
(Address of principal executive offices)                         (Zip Code)



                                 (432) 563-3974
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 30, 2004, Natural Gas Services Group, Inc. issued a news release announcing the automatic conversion of its 10% Convertible Series A Preferred Stock (the "Preferred Stock"). A total of 315,154 shares of Preferred Stock are outstanding. Pursuant to the conversion terms of the Preferred Stock, each share of Preferred Stock automatically converts into one share of the
Company's common stock upon the Company's common stock trading for 20 consecutive trading days at a price of at least $6.50 per share. The conversion threshold was met on March 26, 2004. Thus, 315,154 shares of Company common stock will be issued in connection with the conversion. The news release is filed with this report as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements

                           None

         (b)      Pro Forma Financial Information

                           None

(c)      Exhibits

         Exhibit 99 News Release issued by Natural Gas Services Group, Inc. on March 30, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 2, 2004                          NATURAL GAS SERVICES GROUP, INC.



                                               By: /s/ Earl R. Wait
                                                   --------------------------
                                                   Earl R. Wait
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER                                 DESCRIPTION
--------------                                 -----------

     99                                        News Release dated March 30, 2004